                                                                    Exhibit 24.1

                               POWER OF ATTORNEY
                               -----------------


     I, Stephen M. Case, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1998, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of September, 1998.


                                             /S/STEPHEN M. CASE
                                             ------------------
                                                 Signature
                                                 ---------


                                              STEPHEN M. CASE
                                              ---------------
                                                 Print Name

                               POWER OF ATTORNEY
                               -----------------


     I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1998, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of September, 1998.


                                             /S/DANIEL F. AKERSON
                                             --------------------
                                                  Signature
                                                  ---------


                                              DANIEL F. AKERSON
                                              -----------------
                                                  Print Name

                               POWER OF ATTORNEY
                               -----------------


     I, Frank J. Caufield, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1998, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of September, 1998.

                                                  /S/FRANK J. CAUFIELD
                                                  --------------------
                                                       Signature
                                                       ---------


                                                   FRANK J. CAUFIELD
                                                   -----------------
                                                       Print Name

                               POWER OF ATTORNEY
                               -----------------


     I, Robert J. Frankenberg, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1998, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of September, 1998.


                                           /S/ROBERT J. FRANKENBERG
                                           ------------------------
                                                  Signature
                                                  ---------


                                            ROBERT J. FRANKENBERG
                                            ---------------------
                                                 Print Name

                               POWER OF ATTORNEY
                               -----------------


     I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1998, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of September, 1998.


                                            /S/ALEXANDER M. HAIG, JR.
                                            -------------------------
                                                    Signature
                                                    ---------


                                              ALEXANDER M. HAIG, JR.
                                              ----------------------
                                                    Print Name

                               POWER OF ATTORNEY
                               -----------------


     I, William N. Melton, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1998, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of September, 1998.


                                           /S/WILLIAM N. MELTON
                                           --------------------
                                                Signature
                                                ---------


                                            WILLIAM N. MELTON
                                            -----------------
                                                Print Name

                               POWER OF ATTORNEY
                               -----------------


     I, Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1998, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of September, 1998.


                                           /S/THOMAS MIDDELHOFF
                                           --------------------
                                                Signature
                                                ---------


                                            THOMAS MIDDELHOFF
                                            -----------------
                                                Print Name

                               POWER OF ATTORNEY
                               -----------------


     I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Form 10-K for the fiscal year ended June 30, 1998, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of September, 1998.


                                             /S/ROBERT W. PITTMAN
                                             --------------------
                                                  Signature
                                                  ---------


                                              ROBERT W. PITTMAN
                                              -----------------
                                                  Print Name